Commitments and Contingencies - Schedule of Future Minimum Lease Payments Under Operating Leases (Detail) - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2019	$ 901	$ 3,561
2020	3,963	3,819
2021	6,745	3,917
2022	10,681	4,017
2023	10,985	2,295
Thereafter	107,570	2,315
Total future minimum lease payments	$ 140,845	$ 19,924